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                                                                    EXHIBIT 10.a

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the use of our report dated February 25, 2000 included herein and to the reference to our firm under the heading "Experts" in the prospectus and the Registration Statement on Form SB-1.


/s/
Harper and Pearson Company, P.C.
Houston, Texas
March 16, 2000